UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 17, 2003



                             ELIZABETH ARDEN, INC.
            (Exact name of registrant as specified in its charter)



      Florida                           1-6370                59-0914138
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)        Identification No.)


         14100 N.W. 60th Avenue, Miami Lakes, Florida         33014
           (Address of principal executive offices)         (Zip Code)


     Registrant's telephone number, including area code:  (305) 818-8000




         _____________________________________________________________
         (Former name or former address, if changed since last report)



Item 7.   Financial Statements and Exhibits.

      (c) Exhibits.

          99.1   Press Release dated October 17, 2003.


Item 9.   Regulation FD Disclosure.

      On October 17, 2003, Elizabeth Arden, Inc. (the "Company") issued a press release to announce the pricing of a public offering of 5,000,000 shares of its common stock at $18.25 per share. The Company sold 3,666,667 shares in the offering and the selling shareholder, Unilever, sold 1,333,333 shares.

      In accordance with General Instruction B.2 of Form 8-K, the information contained in said press release shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

      A copy of the press release is attached to this Form 8-K as Exhibit
99.1.



                                SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ELIZABETH ARDEN, INC.

Date:  October 17, 2003              /s/ Stephen J. Smith
       ----------------              --------------------
                                     Stephen J. Smith
                                     Executive Vice President and
                                     Chief Financial Officer


                             EXHIBIT INDEX


Exhibit Number                        Description
-------------- ----------------------------------------------------------
    99.1          Elizabeth Arden, Inc. Press Release dated October 17, 2003.